                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                August 17, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                             NetSalon Corporation
                      (Formerly "Makepeace Capital Corp.")
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Delaware                 333-63015              84-1472120
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number


           5215 North O'Conner Road, Suite 200, Irving, Texas  75039
           -----------------------------------------------------------
           Address of Principal Executive Offices             Zip Code



                                (972) 443-9825
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.   The following
financial statements of NetSalon, LLC are filed herewith:

                                                                   Page

      Independent Auditors' Report .............................   F-1

      Balance Sheets as of December 31, 1999 and 1998 ..........   F-2

      Statements of Income and Members' Equity for the
       Year Ended December 31, 1999 and period November 17,
       1998 (Inception) to December 31, 1998 ...................   F-3

      Statements of Cash Flows for the Year Ended
       December 31, 1999 and period November 17,
       1998 (Inception) to December 31, 1998 ...................   F-4

      Notes to Financial Statements ............................   F-5

      Unaudited Balance Sheet as of June 30, 2000 ..............   F-9

      Unaudited Income Statement for the Six Months
       Ended June 30, 2000 .....................................   F-10

     (b) PROFORMA FINANCIAL INFORMATION. The following pro forma financial statements are filed herewith:

      Consolidated Pro Forma Balance Sheet as of June 30,
       2000 ....................................................   F-11

      Consolidated Pro Forma Income Statement for the Six
       Months Ended June 30, 2000 ..............................   F-12

     (c)  EXHIBITS.

          Exhibit 10 Share Exchange Agreement between Makepeace Capital Corp. and NetSalon Corporation (previously filed)

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NETSALON CORPORATION



Dated: October 31, 2000             By:/s/ Jan R. Thurman
                                       Jan R. Thurman, CEO

                         SAVILLE, DODGEN & COMPANY
                        (A professional corporation)
                        CERTIFIED PUBLIC ACCOUNTANTS
                            1750 Univision Center
                       2323 Bryan Street, Lock Box 145
                          Dallas, Texas  75201-2698
                        214/922-9727  Fax 214/922-9041



                         INDEPENDENT AUDITORS' REPORT


To the Owners
NetSalon, LLC
Dallas, Texas

     We have audited the accompanying balance sheets of NetSalon, LLC, a limited liability corporation, (the Company) as of December 31, 1999 and 1998, and the related statements of income and members' equity, and cash flows for the year ended December 31, 1999 and period November 17, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted nducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NetSalon, LLC as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999 and period November 17, 1998 (inception) to December 31, 1998 in conformity with generally accepted accounting principles.


                           /s/ Saville, Dodgen & Company

Dallas, Texas
July 19, 2000
October 30, 2000 (Investor payable settled litigation)

                              NETSALON, LLC
                        (A DEVELOPMENT STAGE COMPANY)
                             BALANCE SHEETS
                  YEAR ENDED DECEMBER 31, 1999 AND 1998

                                                    1999          1998
                                                 ---------      ---------
                                 ASSETS
CURRENT ASSETS
  Cash                                           $  22,205      $  35,041
  Prepaid expenses                                       -              -
                                                 ---------      ---------
     Total current assets                           22,205         35,041

Property and equipment, net                         24,474              -
                                                 ---------      ---------
TOTAL ASSETS                                     $  46,679      $  35,041
                                                 =========      =========


                      LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
   Note payable - Synet                             25,000              -
   Investor payable                                601,700              -
   Accounts payable and accrued expenses           101,673          6,209
   Member expense payable                           25,213              -
   Commissions payable                              28,150              -
                                                 ---------      ---------
     Total current liabilities                     781,735          6,209
                                                 ---------      ---------

LONG-TERM LIABILITIES
   Related party note payables                     112,500        100,000
                                                 ---------      ---------
     Total long-term liabilities                   112,500        100,000
                                                 ---------      ---------

TOTAL LIABILITIES                                  894,235        106,209

MEMBERS' EQUITY
   Deficit accumulated during the
    developmental stage                           (847,556)       (71,168)
                                                 ---------      ---------
TOTAL LIABILITIES AND MEMBERS' EQUITY            $  46,679      $  35,041
                                                 =========      =========







See accompanying independent auditors' report and notes.

                              NETSALON, LLC
                        (A DEVELOPMENT STAGE COMPANY)
                   STATEMENTS OF INCOME AND MEMBERS EQUITY
                        YEAR ENDED DECEMBER 31, 1999
        AND PERIOD NOVEMBER 17, 1998 (INCEPTION) TO DECEMBER 31, 1998


                                                    1999          1998
                                                 ----------     --------
REVENUE
   Affiliate license fees                        $  937,906     $      -
   NetSalon institutes fees                         158,710            -
   Product sales                                     51,913            -
                                                 ----------     --------
     Total revenue                                1,148,529            -

COST OF REVENUES                                    150,640            -
                                                 ----------     --------

GROSS PROFIT                                        997,889            -

OPERATING COSTS AND EXPENSES
   Research and development                         565,804       25,000
   Selling and marketing                            769,264        6,209
   General and administrative                       444,844       39,959
                                                 ----------     --------
     Total operating costs and expenses           1,779,912       71,168
                                                 ----------     --------
INCOME (LOSS) FROM OPERATIONS                      (782,023)     (71,168)

   Other income (expenses)                            5,635            -
                                                 ----------     --------
NET INCOME (LOSS)                                  (776,388)     (71,168)

ACCUMULATED DEFICIT, beginning of year              (71,168)           -
                                                 ----------     --------
ACCUMULATED DEFICIT, end of year                 $ (847,556)    $(71,168)
                                                 ==========     ========

















See accompanying independent auditors' report and notes.

                                NETSALON, LLC
                        (A DEVELOPMENT STAGE COMPANY)
                   STATEMENTS OF INCOME AND MEMBERS EQUITY
                        YEAR ENDED DECEMBER 31, 1999
        AND PERIOD NOVEMBER 17, 1998 (INCEPTION) TO DECEMBER 31, 1998


                                                    1999          1998
                                                 ----------     ---------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                             $(776,388)     $ (71,168)
   Adjustments to reconcile net income
    (loss) to net cash provided by
    (used in) operating activities:
      Depreciation                                   4,222              0
    Changes in operating accounts:
      Accounts payable and accrued expenses         95,463          6,209
      Member expense payable                        25,213              0
      Commissions payable                           28,150              0
                                                 ---------      ---------
     Net cash used by operating activities        (623,340)       (64,959)
                                                 =========      =========

CASH FLOWS FROM INVESTING ACTIVITIES
   Capital expenditures                            (28,696)             0
                                                 ---------      ---------
     Net cash used by investing activities         (28,696)             -
                                                 ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from related party                      12,500        100,000
   Proceeds from investor payable                  601,700              0
   Note payable - Synet                             25,000              0
                                                 ---------      ---------
     Net cash provided by financing activities     639,200        100,000
                                                 ---------      ---------
NET INCREASE (DECREASE) IN CASH                    (12,836)        35,041

CASH, beginning of year                             35,041              -
                                                 ---------      ---------
CASH, end of year                                $  22,205      $  35,041
                                                 =========      =========












See accompanying independent auditors' report and notes.

                                 NETSALON, LLC
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1999 AND 1998

ORGANIZATION

     NetSalon, LLC (the Company), a Limited Liability Company organized on November 17, 1998 under the laws of the state of Delaware, is in the business of developing internet-based sales channels hosting web sites for small businesses and selling consumer and professional products directed toward the end-consumer market. Generally, these sales channels are made through a network of independent distributors.

     The Company is subject to risks and uncertainties common to technology-based companies, including rapid technological change, growth of the internet and electronic commerce, new product development, actions of competitors, and availability of sufficient capital and a limited operating history.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
---------------------

     The balance sheet has been prepared using the accrual basis of accounting consistent with generally accepted accounting principles.

Use of Estimates
----------------

     The preparation of the balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Cash and Cash Equivalents
-------------------------

     The Company considers all highly liquid instruments purchased with original maturities of three months or less to be cash equivalents. For this report, cash and cash equivalents is solely comprised of the amount available in checking accounts.

Property and Equipment
----------------------

     Property and equipment are stated at cost and depreciated over estimated useful lives of three to seven years using the straight-line method. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.


See accompanying independent auditors' report.

                         NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development Costs
------------------------------

     A significant investment was made during 1999 into web application development (research and development costs), which the Company uses to sell products and rights for the use of portal sites by small businesses. This investment equaled $565,804 and $25,000 in 1999 and 1998, respectively. All of the costs associated with this development, principally programming fees charged by an ex-member, were expensed as incurred as required by SFAS 86 Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed.

Long-Term Liabilities
---------------------

     Long-term notes payable at December 31, 1999 and 1998 represent related party notes that are to be paid out of earnings and profits in future years.

Income Taxes
------------

     The Company has elected to be treated as a Limited Liability Company taxed as a partnership whereas the owners are taxed directly for income arising from operations. Accordingly, no provision for federal income taxes has been made in the Company's financial statements.

Revenue Recognition
-------------------

     The Company derives revenue from sales of web sites (portals), affiliated training, and products sold through those web sites and through its independent representatives. Substantially all of the Company's revenues are earned when received. Independent representatives earn commissions based upon sales volume established and through sales volume attained through certain other independent representatives.

PROPERTY AND EQUIPMENT

     Property and equipment was composed of the following at December 31, 1999 and 1998:
                                               1999        1998
                                             -------     -------
     Computer equipment                      $20,141     $     0
     Furniture and fixtures                    8,555           0
                                             -------     -------
     Property and equipment, gross            28,696           0

     Less accumulated depreciation             4,222           0
                                             -------     -------
     Property and equipment, net             $24,474     $     0
                                             =======     =======

See accompanying independent auditors' notes.

                         NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

COMMITMENTS AND CONTINGENCIES

     Investor payable, at December 31, 1999 in the amount of $401,700, represents certain funds provided by an investor as advanced capital in anticipation of the issuance of future stock in a public offering. Approximately $200,000 was also provided for portal sites. This investor entered into litigation with the Company wanting to redeem cash investments and payments. The lawsuit was subsequently settled for $601,700.

      Certain disagreements exist between the Company and 4N International
(4N), an unrelated document production organization, concerning certain marketing and other products created by 4N. 4N stipulates that the Company owes them approximately $40,000. The Company's management believes that 4N owes them an unspecified amount. Management believes that the Company will be successful in this dispute.

SUBSEQUENT EVENTS

     The Company was acquired by Makepeace Capital Corporation (Makepeace) on August 16, 2000. Management of the Company has been elected to be management of the merged entity. The merged entity will continue operations of the Company.

     Subsequent to December 31, 1999, an ex-employee of the Company has sued for approximately $53,000 allegedly owed pursuant to an employment agreement. The Company disputes the claims and has retained legal counsel for defense.

RELATED PARTY TRANSACTIONS

     The composition of ownership originally included three members. Two members sold their interest in the Company to the residual member in May, 2000. Certain funds are due to one such terminated member amounting to $112,500 and $100,000 at December 31, 1999 and 1998, respectively. Member expense payable represents an amount payable to a certain member for business expenses paid on behalf of the Company.

     Programming and development for the Company's web site was primarily performed by Synet Corporation (Synet), a related company of one of the owners. The Company paid Synet approximately $565,804 and $25,000 in 1999 and 1998, respectively, for said programming and development efforts. The Company also paid Synet approximately $88,000 for site setup fees for sold portal sites as of December 31, 1999; setup fees are included in cost of goods sold.









See accompanying independent auditors' notes.

                         NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

DEVELOPMENTAL STAGE OPERATIONS

     The Company was formed on November 17, 1998. From November 17, 1998 through December 31, 1999, operations were devoted primarily to raising capital, constructing the Company's web presence, obtaining affiliate licenses, organizing a management structure and defining target markets. Cumulative revenues and expenses since inception were $1,148,529 and $2,001,720, respectively, as of December 31, 1999. Cumulative outflows of cash used in operating and investing activities were $688,299 and $28,698, respectively, as of December 31, 1999. Cumulative inflows of cash from financing activities amounted to $739,200 as of December 31, 1999.

NetSalon, LLC
Balance Sheet
June 30, 2000

Cash                                            $    58,700
Accounts Receivable, related party                        -
Other assets                                              -
Investments-Held to Maturity                        100,000
Available for sales securities                            -
                                                -----------
Current Assets                                      158,700

Property and Equipment                               26,696
Accumulated Depreciation                             (7,389)
                                                -----------
Property and Equipment Net                           19,307

Total Assets                                        178,007
                                                ===========

Accounts Payable                                      8,015
Member Expense Payable                               64,443
Investor Payable                                    601,700
Related party loan payable                                -
                                                -----------
Total Current Liabilities                           674,158

Loan Payable - Don Dinger                           227,692
Loan Payable - Mark Manuel                          100,000
                                                -----------
Total Long-term Liabilities                         327,692

Preferred Stock                                           -
Common Stock                                              -
APIC                                                      -
LLC Capital Contributions                           473,551
Subscriptions to common stock                             -
Retained earnings                                (1,297,394)
                                                -----------
Total Equity                                       (823,843)


Total Liabilities and Equity                        178,007
                                                ===========

NetSalon LLC
Income Statement
Six Months Ended June 30, 2000

Sales                                             $ 135,742

Cost of Sales                                       108,824
                                                  ---------

Gross Profit                                         26,918

Research and Development                             17,515
Selling and Marketing                               156,533
General & Administrative Expenses                   302,466
                                                  ---------
Total Expenses                                      476,514

Net Loss Before Other Income/Expenses              (449,596)

Other (Income)/Expenses                                 240
                                                  ---------

Net loss                                           (449,836)

Makepeace Consolidated (Proforma)
Balance Sheets
June 30, 2000


                                         Makepeace      NetSalon,
                                        Capital, Inc.      LLC     Eliminations   Consolidated
                                        -------------  ----------  ------------   ------------
Cash                                      $ 19,473     $   58,700    $             $   78,173
Accounts Receivable, related party           1,812              0                       1,812
Other assets                                 6,359              0                       6,359
Investments-Held to Maturity                     0        100,000                     100,000
Available for sales securities             125,000              0                     125,000
                                          --------     ----------    -----         ----------
Current Assets                             152,644        158,700        0            311,344

Property and Equipment                       6,870         26,696                      33,566
Accumulated Depreciation                    (4,048)        (7,389)                    (11,437)
                                          --------     ----------    -----         ----------
Property and Equipment Net                   2,822         19,307        0             22,129

Total Assets                              $155,466     $  178,007    $   0         $  333,473
                                          ========     ==========    =====         ==========

Accounts Payable                            19,322          8,015                      27,337
Member Expense Payable                           0         64,443                      64,443
Investor Payable                                 0        601,700                     601,700
Related party loan payable                  52,694              0                      52,694
                                          --------     ----------    -----         ----------
Total Current Liabilities                   72,016        674,158        0            746,174

Loan Payable - Don Dinger                        0        227,692                     227,692
Loan Payable - Mark Manuel                       0        100,000                     100,000
                                          --------     ----------    -----         ----------
Total Long-term Liabilities                      0        327,692        0            327,692

Preferred Stock                                  0                                          0
Common Stock                                 3,857              0                       3,857
APIC                                       525,273              0                     525,273
LLC Capital Contributions                        0        473,551                     473,551
Subscriptions to common stock               28,500              0                      28,500
Retained earnings                         (474,180)    (1,297,394)                 (1,771,574)
                                          --------     ----------    -----         ----------
Total Equity                                83,450       (823,843)       0           (740,393)

Total Liabilities and Equity              $155,466     $  178,007    $   0         $  333,473
                                          ========     ==========    =====         ==========

Makepeace Consolidated (Proforma)
Income Statements
Six Months Ended June 30, 2000


                                         Makepeace      NetSalon,
                                        Capital, Inc.      LLC     Eliminations   Consolidated
                                        -------------  ----------  ------------   ------------
Sales                                    $       0     $  135,742    $             $  135,742
Cost of Sales                                    0        108,824                     108,824
                                         ---------     ----------    -----         ----------
Gross Profit                                     0         26,918        0             26,918

Research and Development                         0         17,515                      17,515
Selling and Marketing                            0        156,533                     156,533
General & Administrative Expenses          223,758        302,466                     526,224
                                         ---------     ----------    -----         ----------
Total Expenses                             223,758        476,514        0            700,272

Net Loss Before Other Income/Expenses     (223,758)      (449,596)       0           (673,354)

Other (Income)/Expenses                        (76)           240                         164
                                         ---------     ----------    -----         ----------
Net loss                                 $(223,682)    $ (449,836)   $   0         $ (673,518)
                                         =========     ==========    =====         ==========
